Vanguard Florida Long-Term Tax-Exempt Fund

Supplement to the Prospectus and Summary Prospectus Dated March 29, 2011

The Board of Trustees of Vanguard Florida Long-Term Tax-Exempt Fund approved a change to the Fund’s primary investment strategies that will allow the Fund to invest up to 50% of its assets in non-Florida municipal bonds.

The Board approved the change because there is no longer a tax benefit associated with owning only Florida municipal bonds since the elimination of the Florida Intangible Property Tax. The Fund will begin to hold a more broadly diversified portfolio of municipal bonds. Changes to the portfolio will be made in the normal course of business.

The Fund will continue to invest a majority of its assets in municipal bonds of Florida issuers and at least 80% of the Fund’s assets will be invested in securities whose income is exempt from federal and Florida taxes, if any.

The Fund’s Investment Objective will remain unchanged.

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Vanguard Marketing Corporation, Distributor.	PS 18 052011